Exhibit 99.2

Supplemental Financial Information
For the three months ended March 31, 2011

The Macerich Company

Supplemental Financial and Operating Information

        All information included in this supplemental financial package is unaudited, unless otherwise indicated.

        This supplemental financial information should be read in connection with the Company's first quarter 2011 earnings announcement (included as Exhibit 99.1 of the Company's Current Report on 8-K, event date May 5, 2011) as certain disclosures, definitions and reconciliations in such announcement have not been included in this supplemental financial information.

The Macerich Company

Supplemental Financial and Operating Information

Overview

        The Macerich Company (the "Company") is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the "Operating Partnership").

        As of March 31, 2011, the Operating Partnership owned or had an ownership interest in 71 regional malls and 14 community shopping centers aggregating approximately 73 million square feet of gross leasable area ("GLA"). These 85 regional malls and community shopping centers are referred to hereinafter as the "Centers", unless the context requires otherwise.

        On April 1, 2011, the joint venture that owned Granite Run Mall conveyed the property to the lender by a deed in lieu of foreclosure. The mortgage on this property is non-recourse. Consequently, Granite Run has been excluded from certain Non-GAAP operating measures in 2011 as indicated in this document.

        On July 15, 2010, a court appointed receiver ("Receiver") assumed operational control of Valley View Center and responsibility for managing all aspects of the property. The Company anticipates the disposition of the asset, which is under the control of the Receiver, will be executed through foreclosure, deed in lieu of foreclosure, or by some other means, and will be completed within the next twelve months. Consequently, Valley View has been excluded from certain Non-GAAP operating measures in 2010 and 2011 as indicated in this document.

        The Company is a self-administered and self-managed real estate investment trust ("REIT") and conducts all of its operations through the Operating Partnership and the Company's management companies (collectively, the "Management Companies").

        All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	3/31/2011	12/31/2010	12/31/2009
	dollars in thousands except per share data
Closing common stock price per share	$49.53	$47.37	$35.95
52 week high	$50.80	$49.86	$38.22
52 week low	$35.50	$29.30	$5.45
Shares outstanding at end of period
Class A non-participating convertible preferred units	208,640	208,640	205,757
Common shares and partnership units	143,132,441	142,048,985	108,658,421

Total common and equivalent shares/units outstanding	143,341,081	142,257,625	108,864,178

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$5,777,369	$5,854,780	$6,563,706
Equity market capitalization	7,099,684	6,738,744	3,913,667

Total market capitalization	$12,877,053	$12,593,524	$10,477,373

Floating rate debt as a percentage of total debt	16.6%	16.4%	16.0%

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Non-Participating Convertible Preferred Units ("NPCPUs")	Total Common and Equivalent Shares/ Units
Balance as of December 31, 2010	11,596,953	130,452,032	208,640	142,257,625

Conversion of partnership units to common shares	(19,100)	19,100	—	—
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	504,857	578,599	—	1,083,456

Balance as of March 31, 2011	12,082,710	131,049,731	208,640	143,341,081

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental Funds from Operations ("FFO") Information(a)

	As of March 31,
	2011	2010
Straight line rent receivable	$73.0	$68.2

	For the Three Months Ended March 31,
	2011	2010
	dollars in millions
Lease termination fees	$2.1	$1.6
Straight line rental income	$(0.3)	$0.3
Gain on sales of undepreciated assets	$0.6	$—
Amortization of acquired above- and below-market leases	$2.9	$2.9
Amortization of debt (discounts)/premiums	$(2.1)	$(0.8)
Interest capitalized	$4.5	$9.0

(a)
All joint venture amounts included at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	For the Three Months Ended 3/31/11	For the Three Months Ended 3/31/10	Year Ended 12/31/10	Year Ended 12/31/2009
	dollars in millions
Consolidated Centers(a)
Acquisitions of property and equipment	$38.0	$2.2	$12.9	$11.0
Development, redevelopment and expansions of Centers	19.3	35.7	201.6	216.6
Renovations of Centers	1.9	2.2	13.2	9.6
Tenant allowances	3.1	2.0	22.0	10.8
Deferred leasing charges	9.5	8.1	24.5	20.0

Total	$71.8	$50.2	$274.2	$268.0

Unconsolidated Joint Venture Centers(a)
Acquisitions of property and equipment	$61.4	$0.1	$6.1	$5.4
Development, redevelopment and expansions of Centers	7.6	7.1	35.3	57.0
Renovations of Centers	1.1	1.4	7.0	4.2
Tenant allowances	1.3	0.6	8.1	5.1
Deferred leasing charges	1.5	1.2	4.7	3.8

Total	$72.9	10.4	$61.2	$75.5

(a)
All joint venture amounts at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Sales Per Square Foot(a)

	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
03/31/2011(b)(c)	$400	$494	$449
03/31/2010(c)	$377	$449	$416
12/31/2010(c)	$392	$468	$433
12/31/2009	$368	$440	$407

    (a)
    Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional malls.

    (b)
    The sales per square foot for the trailing 12 months ended March 31, 2011 excludes Granite Run Mall.

    (c)
    The sales per square foot for the trailing 12 months ended March 31, 2011, March 31, 2010 and December 31, 2010 excludes Valley View Center.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy

Period Ended	Consolidated Centers Regional Malls(a)(b)	Unconsolidated Joint Venture Centers Regional Malls(a)	Total Regional Malls(a)(b)
03/31/2011	93.2%	91.8%	92.5%
03/31/2010	91.3%	91.1%	91.2%
12/31/2010	93.8%	92.5%	93.1%
12/31/2009	91.2%	91.3%	91.3%

Period Ended	Consolidated Centers(b)(c)	Unconsolidated Joint Venture Centers(c)	Total Centers(b)(c)
03/31/2011	93.1%	91.7%	92.3%
03/31/2010	91.1%	91.1%	91.1%
12/31/2010	93.5%	92.3%	92.9%
12/31/2009	90.7%	91.4%	91.1%

    (a)
    Only includes regional malls. Occupancy data excludes space under development and redevelopment.

    (b)
    Occupancy as of March 31, 2011 excludes Granite Run Mall. Occupancy as of March 31, 2011 and December 31, 2010 excludes Valley View Center.

    (c)
    Includes regional malls and community centers. Occupancy data excludes space under development and redevelopment.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Rent

	Average Base Rent PSF(a)(b)	Average Base Rent PSF on Leases Executed during the trailing twelve months ended(b)(c)	Average Base Rent PSF on Leases Expiring(b)(d)
Consolidated Centers
03/31/2011(e)	$39.35	$36.41	$36.67
03/31/2010	$38.08	$35.64	$34.71
12/31/2010(e)	$37.93	$34.99	$37.02
12/31/2009	$37.77	$38.15	$34.10
Unconsolidated Joint Venture Centers
03/31/2011(f)	$47.59	$49.15	$38.54
03/31/2011	$46.21	$43.14	$37.77
12/31/2010	$46.16	$48.90	$38.39
12/31/2009	$45.56	$43.52	$37.56

(a)
The average base rent per square foot is based on Mall and Freestanding Store GLA for spaces 10,000 square feet and under, occupied as of the applicable date, for each of the Centers owned by the Company. Average base rent gives effect to the terms of each lease in effect at such time, including any concessions, abatements and other adjustments or allowances that have been granted to the tenants.

(b)
Leases for The Market at Estrella Falls were excluded for Year 2009 because the center was under development. Leases for Santa Monica Place were excluded for Years 2009 and 2010 because the center was under redevelopment.

(c)
The average base rent per square foot on leases executed during the period represents the actual rent to be paid during the first twelve months for tenants 10,000 square feet and under.

(d)
The average base rent per square foot on leases expiring during the period represents the final year minimum rent, on a cash basis, for all tenant leases 10,000 square feet and under expiring during the year.

(e)
The leases for Valley View Center were excluded.

(f)
The leases for Granite Run Mall were excluded.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

	For Years Ended December 31,
	2010(a)	2009
Consolidated Centers
Minimum rents	8.6%	9.1%
Percentage rents	0.4%	0.4%
Expense recoveries(b)	4.4%	4.7%

Total	13.4%	14.2%

	For Years Ended December 31,
	2010	2009
Unconsolidated Joint Venture Centers
Minimum rents	9.1%	9.4%
Percentage rents	0.4%	0.4%
Expense recoveries(b)	4.0%	4.3%

Total	13.5%	14.1%

(a)
The cost of occupancy excludes Valley View Center.

(b)
Represents real estate tax and common area maintenance charges.

 The Macerich Company

Supplemental Financial and Operating Information

Consolidated Balance Sheets (unaudited)

(Dollars in thousands, except share data)

	March 31, 2011	December 31, 2010
ASSETS:
Property, net(a)	$5,686,779	$5,674,127
Cash and cash equivalents(b)	188,025	445,645
Restricted cash	76,859	71,434
Marketable securities	26,000	25,935
Tenant and other receivables, net	92,200	95,083
Deferred charges and other assets, net	346,087	316,969
Loans to unconsolidated joint ventures	3,452	3,095
Due from affiliates	8,672	6,599
Investments in unconsolidated joint ventures	1,070,204	1,006,123

Total assets	$7,498,278	$7,645,010

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY:
Mortgage notes payable:
Related parties	$277,817	$302,344
Others	2,911,860	2,957,131

Total	3,189,677	3,259,475
Bank and other notes payable	634,990	632,595
Accounts payable and accrued expenses	74,287	70,585
Other accrued liabilities	258,613	257,678
Distributions in excess of investments in unconsolidated joint ventures	71,783	65,045
Co-venture obligation	131,274	160,270

Total liabilities	4,360,624	4,445,648

Redeemable noncontrolling interests	11,366	11,366

Commitments and contingencies
Equity:
Stockholders' equity:
Common stock, $0.01 par value, 250,000,000 shares authorized, 131,049,731 and 130,452,032 shares issued and outstanding at March 31, 2011 and December 31, 2010, respectively	1,310	1,304
Additional paid-in capital	3,452,875	3,456,569
Accumulated deficit	(630,017)	(564,357)
Accumulated other comprehensive income (loss)	1,593	(3,237)

Total stockholders' equity	2,825,761	2,890,279
Noncontrolling interests	300,527	297,717

Total equity	3,126,288	3,187,996

Total liabilities, redeemable noncontrolling interests and equity	$7,498,278	$7,645,010

(a)
Includes consolidated construction in process of $293,516 at March 31, 2011 and $292,891 at December 31, 2010. Does not include pro rata share of unconsolidated joint venture construction in process of $39,421 at March 31, 2011 and $36,903 at December 31, 2010.

(b)
Does not include pro rata share of unconsolidated joint venture cash of $56,334 at March 31, 2011 or $57,437 at December 31, 2010.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary (at Company's pro rata share)

	As of March 31, 2011
	Fixed Rate	Floating Rate(a)	Total
	dollars in thousands
Consolidated debt	$2,853,416	$716,715	$3,570,131
Unconsolidated debt	1,966,309	240,929	2,207,238

Total debt	$4,819,725	$957,644	$5,777,369
Weighted average interest rate	6.04%	3.21%	5.57%
Weighted average maturity (years)			2.82

(a)
Excludes swapped floating rate debt. Swapped debt is included in the fixed debt category.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Outstanding Debt by Maturity Date

	As of March 31, 2011
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
I. Consolidated Assets:
Valley View Center(b)	01/01/11	5.81%	$125,000	$—	$125,000
Victor Valley, Mall of(c)(d)	05/06/11	6.94%	100,000	—	100,000
Shoppingtown Mall	05/11/11	5.01%	39,234	—	39,234
Westside Pavilion(d)(e)	06/05/11	8.08%	165,000	—	165,000
Pacific View	08/31/11	7.25%	77,367	—	77,367
Pacific View	08/31/11	7.00%	6,284	—	6,284
Rimrock Mall	10/01/11	7.57%	40,445	—	40,445
Prescott Gateway	12/01/11	5.86%	60,000	—	60,000
Hilton Village	02/01/12	5.27%	8,586	—	8,586
The Macerich Company—Convertible Senior Notes(f)	03/15/12	5.41%	609,560	—	609,560
Tucson La Encantada	06/01/12	5.84%	76,148	—	76,148
Chandler Fashion Center(g)	11/01/12	5.21%	47,719	—	47,719
Chandler Fashion Center(g)	11/01/12	6.00%	31,646	—	31,646
Towne Mall	11/01/12	4.99%	13,211	—	13,211
Deptford Mall	01/15/13	5.41%	172,500	—	172,500
Greeley—Defeasance	09/01/13	6.34%	25,430	—	25,430
Great Northern Mall	12/01/13	5.19%	37,868	—	37,868
Fiesta Mall	01/01/15	4.98%	84,000	—	84,000
South Plains Mall	04/11/15	6.53%	103,773	—	103,773
Vintage Faire Mall(h)	04/27/15	8.37%	135,000	—	135,000
Fresno Fashion Fair	08/01/15	6.76%	165,067	—	165,067
Flagstaff Mall	11/01/15	5.03%	37,000	—	37,000
South Towne Center	11/05/15	6.39%	87,433	—	87,433
Valley River Center	02/01/16	5.59%	120,000	—	120,000
Salisbury, Center at	05/01/16	5.83%	115,000	—	115,000
Deptford Mall	06/01/16	6.46%	15,191	—	15,191
Freehold Raceway Mall(g)	01/01/18	4.20%	116,683	—	116,683
Danbury Fair Mall	10/01/20	5.53%	238,271	—	238,271

Total Fixed Rate Debt for Consolidated Assets		6.00%	$2,853,416	$—	$2,853,416

Westside Pavilion(d)	06/05/11	3.26%	$—	$10,000	$10,000
SanTan Village Regional Center(d)(i)	06/13/11	2.99%	—	117,277	117,277
Oaks, The(d)	07/10/11	2.31%	—	165,000	165,000
Oaks, The(d)	07/10/11	2.83%	—	92,264	92,264
La Cumbre Plaza(d)	12/09/11	2.43%	—	21,561	21,561
Paradise Valley Mall(d)	08/31/12	6.30%	—	85,000	85,000
Northgate Mall(d)	01/01/13	7.00%	—	38,115	38,115
Wilton Mall	08/01/13	1.25%	—	40,000	40,000
Promenade at Casa Grande(j)	12/30/13	5.21%	—	40,498	40,498
Twenty Ninth Street	01/18/16	3.15%	—	107,000	107,000

Total Floating Rate Debt for Consolidated Assets		3.46%	$—	$716,715	$716,715

Total Debt for Consolidated Assets		5.49%	$2,853,416	$716,715	$3,570,131

The Macerich Company
Supplemental Financial and Operating Information (unaudited)
Outstanding Debt by Maturity Date

	As of March 31, 2011
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
II. Unconsolidated Assets (At Company's pro rata share):
Arrowhead Towne Center (33.3%)	10/01/11	6.38%	$24,630	$—	$24,630
SanTan Village Power Center (34.9%)	02/01/12	5.33%	15,705	—	15,705
Ridgmar (50%)(d)	04/11/12	7.82%	28,416	—	28,416
NorthPark Center (50%)	05/10/12	5.97%	88,719	—	88,719
NorthPark Center (50%)	05/10/12	8.33%	39,698	—	39,698
NorthPark Land (50%)	05/10/12	8.33%	38,345	—	38,345
Kierland Greenway (50%)	01/01/13	6.02%	29,298	—	29,298
Kierland Main Street (50%)	01/02/13	4.99%	7,388	—	7,388
Queens Center (51%)	03/01/13	7.78%	64,350	—	64,350
Queens Center (51%)	03/01/13	7.00%	103,863	—	103,863
Scottsdale Fashion Square (50%)	07/08/13	5.66%	275,000	—	275,000
FlatIron Crossing (25%)	12/01/13	5.26%	43,926	—	43,926
Tysons Corner Center (50%)	02/17/14	4.78%	158,021	—	158,021
Redmond Office (51%)	05/15/14	7.52%	30,278	—	30,278
Biltmore Fashion Park (50%)	10/01/14	8.25%	29,682	—	29,682
Lakewood Mall (51%)	06/01/15	5.43%	127,500	—	127,500
Broadway Plaza (50%)	08/15/15	6.12%	72,552	—	72,552
Camelback Colonnade (75%)	10/12/15	4.82%	35,250	—	35,250
Chandler Festival (50%)	11/01/15	6.39%	14,850	—	14,850
Chandler Gateway (50%)	11/01/15	6.37%	9,450	—	9,450
Washington Square (51%)	01/01/16	6.04%	123,985	—	123,985
Eastland Mall (50%)	06/01/16	5.80%	84,000	—	84,000
Empire Mall (50%)	06/01/16	5.81%	88,150	—	88,150
Granite Run (50%)(k)	06/01/16	5.84%	57,484	—	57,484
Mesa Mall (50%)	06/01/16	5.82%	43,625	—	43,625
Rushmore (50%)	06/01/16	5.82%	47,000	—	47,000
Southern Hills (50%)	06/01/16	5.82%	50,750	—	50,750
Valley Mall (50%)	06/01/16	5.85%	22,256	—	22,256
North Bridge, The Shops at (50%)	06/15/16	7.52%	100,799	—	100,799
West Acres (19%)	10/01/16	6.41%	12,200	—	12,200
Corte Madera, The Village at (50.1%)	11/01/16	7.27%	39,551	—	39,551
Stonewood Mall (51%)	11/01/17	4.67%	57,828	—	57,828
Wilshire Building (30%)	01/01/33	6.35%	1,760	—	1,760

Total Fixed Rate Debt for Unconsolidated Assets		6.10%	$1,966,309	$—	$1,966,309

Market at Estrella Falls (39.7%)(d)(l)	06/01/11	2.38%	$—	$13,480	$13,480
Los Cerritos Center (51%)(m)	07/01/11	1.13%	—	102,000	102,000
Superstition Springs Center (33.3%)	09/09/11	0.68%	—	22,500	22,500
Pacific Premier Retail Trust (51%)(d)	11/03/12	5.08%	—	58,650	58,650
Boulevard Shops (50%)	12/16/13	3.38%	—	10,656	10,656
Chandler Village Center (50%)(d)(n)	03/01/14	1.39%	—	8,643	8,643
Inland Center (50%)	04/01/16	3.56%	—	25,000	25,000

Total Floating Rate Debt for Unconsolidated Assets		2.48%	$—	$240,929	$240,929

Total Debt for Unconsolidated Assets		5.71%	$1,966,309	$240,929	$2,207,238

Total Debt		5.57%	$4,819,725	$957,644	$5,777,369

Percentage to Total			83.42%	16.58%	100.00%

(a)
The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method.The annual interest rate in the above table represents the effective interest rate, including the debt premiums/discounts and loan financing costs.

(b)
Effective July 15, 2010, a court-appointed receiver assumed operational control of this property and responsibility for managing all aspects of the property.

(c)
The Company placed an interest rate swap on this loan that effectively converts the interest rate from LIBOR plus 1.60% to fixed rate debt of 6.94% until April 25, 2011.

(d)
This loan includes extension options beyond the stated maturity date.

(e)
The Company placed an interest rate swap on this loan that effectively converts the interest rate from LIBOR plus 2.00% to fixed rate debt of 8.08% until April 25, 2011.

(f)
These convertible senior notes were issued on March 16, 2007 in an aggregate amount of $950.0 million. The above table includes the unamortized discount of $10.1 million and the annual interest rate represents the effective interest rate, including the discount.

(g)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 50.1%.

(h)
The Company placed an interest rate swap on this loan that effectively converts the interest rate from LIBOR plus 3.00% to fixed rate debt of 8.37% until April 25, 2011.

(i)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 84.9%.

(j)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 51.3%.

(k)
On April 1, 2011, the joint venture conveyed the property to the lender by a deed in lieu of foreclosure. The mortgage on this property is non-recourse.

(l)
The joint venture has obtained a commitment to extend $33.54 million of the loan for four years at an interest rate of LIBOR plus 2.75%.

(m)
The joint venture has obtained a commitment for a $200 million refinancing of this loan for seven years at an interest rate of 4.46%.

(n)
On April 26, 2011, the joint venture closed a $17.5 million refinance of this loan. The loan matures March 1, 2014 with two one-year extension options at an interest rate of LIBOR plus 2.25%.

The Macerich Company
Supplemental Financial and Operating Information (unaudited)
Top Ten Tenants

        The following tenants (including their subsidiaries) represent the 10 largest rent payers in the Company's portfolio (including joint ventures and excluding Valley View) based upon total rents in place as of December 31, 2010:

Tenant	Primary DBA	Number of Locations in the Portfolio	% of Total Rents(1)
Gap Inc.	Gap, Banana Republic, Old Navy	87	2.6%
Limited Brands, Inc.	Victoria Secret, Bath and Body	135	2.4%
Forever 21, Inc.	Forever 21, XXI Forever	46	2.0%
Foot Locker, Inc.	Footlocker, Champs Sports, Lady Footlocker	131	1.6%
Abercrombie and Fitch Co.	Abercrombie & Fitch, Abercrombie, Hollister	75	1.5%
AT&T Mobility LLC(2)	AT&T Wireless, Cingular Wireless	29	1.4%
Golden Gate Capital	Eddie Bauer, Express, J. Jill	59	1.3%
Luxottica Group S.P.A.	Lenscrafters, Sunglass Hut	149	1.3%
American Eagle Outfitters, Inc.	American Eagle Outfitters	61	1.1%
Macy's, Inc.	Macy's, Bloomingdale's	64	1.0%

(1)
Total rents include minimum rents and percentage rents.

(2)
Includes AT&T Mobility office headquarters located at Redmond Town Center.